SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: April 13, 2000


                          PATHOBIOTEK DIAGNOSTICS, INC.
                          -----------------------------
       (Exact name of registrant as specified in its charter post-merger)

Texas                                                       76-0510754
--------------------                                        -----------------
(State or other                                             (IRS Employer
jurisdiction of incorporation                               Identification  No.
post-merger)                                                post-merger)


            7010 NW 100 DRIVE, BLDG. A, STE. #101, HOUSTON, TX 77092
            --------------------------------------------------------
                                  (New Address)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 785-4722
                                 ---------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On March 6, 2000, Pathobiotek Diagnostics, Inc. completed a Share Purchase Agreement with shareholders of Investra Enterprises, Inc. in which Pathobiotek Diagnostics, Inc. acquired all of the issued and outstanding shares of the Registrant from the five shareholders for purposes of completing a Merger of Pathobiotek Diagnostics, Inc. and Investra Enterprises, Inc. On March 6, 2000 Pathobiotek Diagnostics, Inc. and Investra Enterprises, Inc. completed a merger with Pathobiotek Diagnostics, Inc. being the surviving entity.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                  None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                  None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  None.

ITEM 5. OTHER EVENTS

                  None.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

     Scott Deitler, James Toot, and Jeff Ploen resigned as Directors of the Company effective March 7, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

                  Exhibits:

                  Financials for Period Ending December 31, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2000                   Pathobiotek Diagnostics, Inc.


                                           /s/ Robert C. Simpson
                                       By: -----------------------------------
                                            Robert C. Simpson, President

                          PATHOBIOTEK DIAGNOSTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            FINANCIAL STATEMENTS AND
                           OTHER FINANCIAL INFORMATION

                          Year ended December 31, 1999
                       with Report of Independent Auditors

                                TABLE OF CONTENTS


                                                                          Page
                                                                         Number
                                                                        --------

Report of Independent Auditors                                                 1

Audited Financial Statements:

Balance Sheets                                                                 2
Statements of Operations and Accumulated Deficit                               3
Statements of Shareholders' Equity                                             4
Statements of Cash Flows                                                       5
Notes to Financial Statements                                                  6

Report of Independent Auditors on Other Financial Information                 10

Other Financial Information:

Schedules of General and Administrative Expenses                              11

                        Wrinkel, Gardner & Company, P.C.
                          Certified Public Accountants
                           211 E. Parkwood, Suite 100
                            Friendswood, Texas 77546
                                 (281) 992-2200



                         Report of Independent Auditors



We have audited the accompanying balance sheets of Pathobiotek Diagnostics, Inc. (a Development Stage Company) as of December 31, 1999 and 1998, and the related statements of operations and accumulated deficit, shareholders' equity, and cash flows for the year ended December 31, 1999 and for the period from August 5, 1996 (Inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts an disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pathobiotek Diagnostics, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 31, 1999 and for the period from August 5, 1996 (Inception) through December 31, 1999, in conformity with generally accepted accounting principles.


/s/ Wrinkle, Gardner & Company, P.C.

Friendswood, Texas
March 30, 2000



PATHOBIOTEK DIAGNOSTICS, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
                                                                                                           December 31
                                                                                             1999                1998
                                                                                        -----------------------------------
ASSETS
CURRENT ASSETS
    Cash and cash equivalents                                                         $          24,135   $         14,131
    Receivable from parent company                                                               13,185           -
    Employee receivables                                                                          2,158              2,158
    Other receivables                                                                               270           -
                                                                                        ----------------    ---------------
Total current assets                                                                             39,748             16,289

PROPERTY AND EQUIPMENT, at cost                                                                 131,361            112,585
    Less: Accumulated depreciation                                                              (67,848)           (43,430)
                                                                                        ----------------    ---------------
                                                                                                 63,513             69,155

OTHER ASSETS
    Patent costs                                                                                 44,699             41,563
    Less: Accumulated amortization                                                               (6,039)            (3,804)
    Other assets                                                                                    300                300
                                                                                        ----------------    ---------------
                                                                                        ----------------
                                                                                                 38,960             38,059
                                                                                        ----------------    ---------------
                                                                                                            ===============
                                                                                      $         142,221   $        123,503
                                                                                        ================    ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
    Payable to parent company                                                         $        -          $         13,739
    Trade accounts payable and accrued expenses                                               1,166,412            757,829
    Current portion of long-term debt (Note 3)                                                   87,290             20,000
                                                                                        ----------------    ---------------
Total current liabilities                                                                     1,253,702            791,568

LONG-TERM DEBT, less current portion (Note 3)                                                  -                    67,290

SHAREHOLDERS' EQUITY
    Common stock, $.001 par value, authorized 20,000,000 shares,
      issued and outstanding 10,543,368 shares                                                   10,543              5,967
    Additional paid in capital                                                                1,248,394            766,098
    Deficit accumulated during the development stage                                         (2,370,418)        (1,507,420)
                                                                                        ----------------    ---------------
                                                                                        ----------------
Total shareholders' equity                                                                   (1,111,481)          (735,355)
                                                                                        ----------------    ---------------
                                                                                        ================
                                                                                      $         142,221   $        123,503
                                                                                        ================    ===============




See notes to financial statements.



PATHOBIOTEK DIAGNOSTICS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                                                                                                                 From
                                                                                        Year                August 5, 1996
                                                                                        Ended                   through
                                                                                  December 31, 1999          Dec. 31, 1999
                                                                             -------------------------------------------------
Revenues                                                                       $               1,850    $               1,850
                                                                                 ---------------------------------------------
Gross profit                                                                                   1,850                    1,850

Administrative and general expenses                                                          833,447                2,286,142
Depreciation expense                                                                          24,418                   67,848
                                                                                 ---------------------------------------------
                                                                                             857,865                2,353,990
                                                                                 ---------------------------------------------
Loss from operations                                                                        (856,015)              (2,352,140)

Other income                                                                              -                             4,800
Interest expense                                                                              (6,983)                 (23,078)
                                                                                 ---------------------------------------------
                                                                                 ---------------------------------------------
                                                                                              (6,983)                 (18,278)
                                                                                 ---------------------------------------------
Net loss                                                                                    (862,998)              (2,370,418)

Accumulated deficit at beginning of period                                                (1,507,420)              -
                                                                                 ---------------------------------------------
Deficit accumulated during the development stage                               $          (2,370,418)   $          (2,370,418)
                                                                                 =============================================



See notes to financial statements.



PATHOBIOTEK DIAGNOSTICS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF SHAREHOLDERS' EQUITY
For the Period August 5, 1996 (Inception) through December 31, 1999
                                                                                                                 Deficit
                                                                                                               Accumulated
                                                                                                  Additional   During the
                                                                Common                             Paid in     Development
                                                                 Stock                           Capital (3)     Stage         Total
                                                                --------------------------------------------------------------------
Issuance of 4,000,000 shares - August 7, 1996                      4,000,000 (1)    $  4,000  $             $             $   4,000
Issuance of 77,320 shares - January 23, 1997                          77,320              77        9,923                    10,000
Issuance of 300,000 shares - January 23, 1997                        300,000 (2)         300                                    300
Issuance of 86,800 shares - Various dates in 1997                     86,800              87       35,118                    35,205
Issuance of 480,000 shares - Various dates in 1997                   480,000             480      254,520                   255,000
Net loss for the period August 5, 1996 (Inception) through
    July 31, 1997                                                                                            (325,680)     (325,680)
                                                                 -------------------------------------------------------------------
Balance at July 31, 1997                                           4,944,120           4,944      299,561     (325,680)     (21,175)
Issuance of 970,193 shares - Various dates in 1998                   970,193             970      417,927                   418,897
Repurchase of 225,000 shares - Various dates in 1998                (225,000)           (225)     (99,775)                 (100,000)
Issuance of 129,500 shares - Various dates in 1998                   129,500             130       18,390                    18,520
Reduction of paid in capital for management fees                                                   (8,377)                   (8,377)
Net loss for the year ended July 31, 1998                                                                     (778,556)    (778,556)
                                                                 -------------------------------------------------------------------
Balance at July 31, 1998                                           5,818,813           5,819      627,726   (1,104,236)    (470,691)
Issuance of 178,000 shares - Various dates in 1998                   178,000             178       72,372                    72,550
Repurchase of 73,000 shares - Various dates in 1998                  (73,000)            (73)      (5,227)                   (5,300)
Issuance of 43,000 shares - Various dates in 1998                     43,000              43       87,442                    87,485
Reduction of paid in capital for management fees                                                  (16,215)                  (16,215)
Net loss for 5 months ended December 31, 1998                                                                 (403,184)    (403,184)
                                                                 -------------------------------------------------------------------
Balance at December 31, 1998                                       5,966,813           5,967      766,098   (1,507,420)    (735,355)
Issuance of 4,576,555 shares - Various dates in 1999               4,576,555           4,576      482,296                   486,872
Net loss for the year ended December 31, 1999                                                                 (862,998)    (862,998)
                                                                 -------------------------------------------------------------------
Balance at December 31, 1999                                      10,543,368        $ 10,543  $ 1,248,394   $(2,370,418)$(1,111,481)
                                                                 ===================================================================


(1) See Note 5 to the financial statements.
(2) Stock issued in exchange for legal expenses, administrative fees and commissions relating to the stock offering.
(3) Stock issue costs deducted from additional paid in capital related to the offering/sale totaled $53,697.

See notes to financial statements.



PATHOBIOTEK DIAGNOSTICS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
                                                                                                        From
                                                                              Year                 August 5, 1996
                                                                              Ended                    through
                                                                        December 31, 1999           Dec. 31, 1999
                                                                   --------------------------------------------------
OPERATING ACTIVITIES
Net loss                                                             $            (862,998)    $          (2,370,418)
Adjustments to reconcile net loss to net cash
   (used in) operating activities:
      Depreciation and amortization                                                 24,418                    73,887 *
      Changes in operating assets and liabilities:
         Other receivables                                                            (270)                     (270)*
         Patent costs                                                                 (901)                  (44,699)*
         Trade accounts payable and accrued expenses                               408,583                 1,166,412 *
                                                                       ----------------------------------------------
Net cash (used in) operating activities                                           (431,168)               (1,175,088)

INVESTING ACTIVITIES
Capital expenditures                                                               (18,776)                 (131,361)*
Other assets                                                                    -                               (300)*
Related parties                                                                    (13,185)                  (15,343)*
                                                                       ----------------------------------------------
Net cash (used in) investing activities                                            (31,961)                 (147,004)

FINANCING ACTIVITIES
Principal payments on long-term debt                                            -                             (4,597)*
Related parties                                                                    (13,739)                   91,887 *
Proceeds from issuance of stock                                                    486,872                 1,258,937 *
                                                                       ----------------------------------------------
Net cash provided by financing activities                                          473,133                 1,346,227
                                                                       ----------------------------------------------
INCREASE IN CASH                                                                    10,004                    24,135
Cash and cash equivalents at beginning of period                                    14,131                -
                                                                       ----------------------------------------------
Cash and cash equivalents at end of period                           $              24,135     $              24,135
                                                                       ==============================================



See notes to financial statements.

                        Wrinkle, Gardner & Company, P.C.
                          Certified Public Accountants
                           211 E. Parkwood, Suite 100
                             Friendswood, TX 77546
                                 (281) 992-2200



         Report of Independent Auditors on Other Financial Information


Board of Directors
Pathobiotek Diagnostics, Inc.
Houston, Texas


Our report on our audits of the basic financial statements of Pathobiotek Diagnostics, Inc. for the year ended December 31, 1999, and the period from August 5, 1996 (Inception) to December 31, 1999 appears on page 1. Those audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The other financial information on page 11 is presented for purposes of additional anlysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Wrinkle, Gardner & Company, P.C.

Friendswood, Texas
March 30, 2000

                         PATHOBIOTEK DIAGNOSTICS, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999


Note 1 - Organization and Business Activity

Pathobiotek Diagnostics, Inc., (the "Company") was formed on August 5, 1996, under the laws of the State of Texas for the purpose of developing, producing, distributing, selling, and/or performing diagnostics for various virus and bacterium. The Company is a development stage company under Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." Pathobiotek Diagnostics, Inc. is a subsidiary of Pacific Biotech International, Inc. (the "Parent"), a Texas corporation.

Note 2- Summary of Significant Accounting Policies

Cash and Cash Equivalents: The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

Supplemental schedule of non-cash investing and financing activities:
Equipment totaling $91,887 was acquired through a note payable financing agreement.

Property and Equipment: Property and equipment, consisting primarily of lab and computer equipment, is stated at cost. Depreciation is computed using the straight-line method over estimated lives ranging from 5 to 7 years.

Maintenance   and  repairs  are  expensed  as  incurred;   major   renewals  and
improvements are capitalized.

Use of Estimates: Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from the estimates.

Concentration of Credit Risk: The Company's financial instruments that are subject to concentrations of credit risk consist of cash. The company places its cash in a high credit quality institution. At some times, such balances may be in excess of the FDIC insurance limits.

                         PATHOBIOTEK DIAGNOSTICS, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999


Asset Valuation: The carrying amounts of long-lived assets are reviewed periodically. If the asset carrying amount is not recoverable, the asset is considered to be impaired and the value is adjusted.

Amortization of Patent Related Costs: In connection with the issuance of stock to the Parent (Note 5), the Company was assigned and licensed all technological applications of one U.S. Patent Application. Legal costs related to the application incurred by the Company are capitalized in accordance with management's estimation and expectation of securing a patent.

Capitalized patent related costs are amortized on a straight-line basis over the expected life of the patent starting from the application date.

The patent process may take from several months to several years. Should the patent be denied or its value impaired, the balance of unamortized costs will be expensed at that date.

Income Taxes: The Company utilizes  Statement of Financial  Accounting  Standard
No. 109, "Accounting for Income Taxes" ("SFAS 109"). Under SFAS 109, the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted statutory tax rates and laws that will be in effect when the differences reverse.

Fair Value of Financial Instruments: The carrying amounts of cash, receivables, and payables approximate their fair values due to the short-term maturities of these instruments.

The fair value of the Company's long-term debt is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities. The recorded amounts approximate fair value for all periods presented in the accompanying financial statements.

                         PATHOBIOTEK DIAGNOSTICS, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999


Note 3 - Note Payable - Related Party

In connection with the purchase of lab equipment and supplies from the Parent totaling $91,887, the Company entered into a promissory note payable agreement. Principal paid on the note during the period ended July 31, 1997 totaled $4,597. The remaining balance of $87,290 is payable as follows: $10,000 principal reduction payments due annually on July 31, 1998 and 1999; interest payable monthly at 8% of the outstanding balance; balance of principal and any unpaid interest due on or before maturity of July 31, 2000. The note is secured by the lab equipment.

Note 4 - Income Taxes

The Company has incurred net operating losses of $2,370,418 since inception. Not tax benefit has been recorded relating to these losses because realization of the carryforward benefit is uncertain. For tax purposes, the net operating loss carryforwards will expire beginning in the year 2012.

Note 5 - Related Party Transactions

On August 7, 1996, the Company issued 4,000,000 shares of stock to the Parent, Pacific Biotech International, Inc., in exchange for certain intangible assets consisting primarily of license rights and technological applications. In accordance with APB 16 and 29, the exchange was recorded at the Parent company's historical capitalized basis, which was not considered material at August 7, 1996.

In March 1999, the Company issued an additional 2,000,000 shares of stock to the Parent in exchange for certain intangible assets as described above. The exchange was recorded at the Parent company's historical capitalized basis, which was not considered material at march 1999. An additional 2,000,000 shares is due to the Parent as of December 31, 1999. This exchange will not have a material affect on the Company's financials position.

                         PATHOBIOTEK DIAGNOSTICS, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999


Note 6 - Leases

The Company leases office space and certain equipment under operating leases. Future minimum lease payments are as follows:

               Year
               Ended
               December 31,
               ------------
                  2000                  $9,266
                  2001                     725
                                        ------
                                        $9,991
                                        ======

Rent expense for the year ended December 31, 1999, was $32,068.
Rent expense from August 5, 1996 through December 31, 1999, was $97,473.

Note 7 - Stock-Based Compensation

Stock-based compensation plans are accounted for using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." Under this method, compensation cost is recognized based on the fair value at the grant dates for awards under those plans. The accompanying financial statements include compensation costs of $328,125 for the year ended December 31, 1999, and $920,391 for the period from August 5, 1996 (Inception) through December 31, 1999.